ACKNOWLEDGMENT OF PROPOSED SPECIAL SERVICER

November 26, 2024

TO THE PARTIES ON THE ATTACHED SCHEDULE

Re: WFRBS Commercial Mortgage Trust 2014-C22, Commercial Mortgage Pass-Through Certificates, Series 2014-C22

Ladies and Gentlemen:

Pursuant to Section 6.05 of the Pooling and Servicing Agreement, dated as of September 1, 2014 relating to WFRBS Commercial Mortgage Trust 2014-C22, Commercial Mortgage Pass-Through Certificates, Series 2014-C22 (the “Agreement”), the undersigned hereby agrees with all the other parties to the Agreement that the undersigned shall serve as the General Special Servicer under the Agreement. The undersigned hereby acknowledges and agrees that, as of the date hereof, it is and shall be a party to the Agreement and bound thereby to the full extent indicated therein in the capacity of the General Special Servicer. The undersigned hereby makes, as of the date hereof, the representations and warranties set forth in Section 2.06 of the Agreement, with the following corrections with respect to type of entity and jurisdiction of organization: a limited liability company in good standing under the laws of the State of Georgia. The undersigned represents and warrants that it is a Qualified Replacement Special Servicer pursuant to the Pooling and Servicing Agreement. Capitalized terms used but not otherwise defined herein shall have respective meanings assigned to them in the Agreement.

Mount Street US (Georgia) LLP

By: /s/ Steve Luther

Name: Steve Luther

Title: Managing Director, Special Servicing, MS USA

SCHEDULE 1

DISTRIBUTION LIST

Certificate Administrator
Wells Fargo Bank, National Association

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services – WFRBS 2014-C22

with a copy to:

Facsimile: (410) 715-2380

E-mail: trustadministrationgroup@computershare.com

and

cts.cmbs.bond.admin@computershare.com

Tax Administrator

Wells Fargo Bank, National Association

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: WFRBS 2014-C22

Trustee
Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: WFRBS 2014-C22
Email: CMBSTrustee@wilmingtontrust.com
Facsimile: (302) 630-4140

General Master Servicer

Wells Fargo Bank, National Association

Commercial Mortgage Servicing

1901 Harrison Street, Oakland

California 94612

Attention: WFRBS 2014-C22 Asset Manager

facsimile number: (866) 661-8969,

Wells Fargo Bank, National Association

Commercial Mortgage Servicing

MAC D1086-120

550 South Tryon Street

14th Floor, Charlotte, North Carolina 28202

Attention: WFRBS 2014-C22

facsimile number: (704) 715-0036

Wells Fargo Bank, National Association

Legal Department

301 S. College St., TW-30

Charlotte, North Carolina 28288-0630

Attention: Commercial Mortgage Servicing Legal Support, Reference: WFRBS 2014-C22

NCB Master Servicer

NCB, FSB

2011 Crystal Drive

Suite 800, Arlington, Virginia 22202

Attention: Kathleen Luzik, Chief Operating Officer

facsimile number (703) 647-3470

email: kluzik@ncb.coop

NCB, FSB,

2011 Crystal Drive

Suite 800

Arlington, Virginia 22202

Attention: Matthew Wehland, Senior Vice President

facsimile number (703) 647-3470

email: mwehland@ncb.coop

Depositor

Wells Fargo Commercial Mortgage Securities, Inc.

c/o Wells Fargo Securities, LLC

30 Hudson Yards, 15th Floor

New York, New York 10001

Attention: A.J. Sfarra

cmbsnotices@wellsfargo.com,

with a copy to:

Troy B. Stoddard, Esq.

Assistant General Counsel, Wells Fargo Legal Department

401 S Tryon Street, MAC D1050-266

26th Floor

Charlotte, North Carolina 28202-1911

General Special Servicer

CWCapital Asset Management LLC

7501 Wisconsin Avenue

Suite 500 West

Bethesda, Maryland 20814

Attention: Brian Hanson (WFRBS 2014-C22)

facsimile number: (212) 715-9699

with copies to:

CWCapital Asset Management LLC

7501 Wisconsin Avenue

Suite 500 West, Bethesda, Maryland 20814

Attention: Legal Department (WFRBS 2014-C22)

Stinson Leonard Street LLP

1201 Walnut Street

Suite 2900

Kansas City, Missouri 64106-2150

Attention: Kenda K. Tomes, Partner

facsimile number: (816) 412-9338

NCB Special Servicer

NCB, FSB

2011 Crystal Drive, Suite 800

Arlington, Virginia 22202

Attention: Kathleen Luzik, Chief Operating Officer

facsimile number (703) 647-3473

email: kluzik@ncb.coop

with a copy to

NCB, FSB

2011 Crystal Drive

Suite 800

Arlington, Virginia 22202

Attention: Matthew Wehland, Senior Vice President

facsimile number (703) 647-3473

email: mwehland@ncb.coop

Trust Advisor
Pentalpha Surveillance LLC

375 N. French Road, Suite 100

Amherst, New York 14228

Attention: Don Simon, CEO

Email: don.simon@pentalphasurveillance.com;

notices@ pentalphasurveillance.com